SCHEDULE 14C
(Rule 14a-101)
INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
Check the appropriate box:

☐	Preliminary information statement

☐	Confidential, For Use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒	Definitive information statement
SUNAIR ELECTRONICS, INC.

(Name of Registrant as Specified in Its Charter)
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☐	Fee computed on the table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4) Date Filed:

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SUNAIR ELECTRONICS, INC.
3005 S.W. THIRD AVENUE
FT. LAUDERDALE, FL 33315
NOTICE OF ACTION BY A MAJORITY OF THE SHAREHOLDERS
To Our Shareholders:
     The purpose of this letter is to inform our shareholders that we intend to amend our Articles of Incorporation by written consent of a majority of our shareholders to change our name to “Sunair Services Corporation.”
     WE ARE NOT ASKING FOR YOUR PROXY. Because the written consent of a majority of shareholders satisfies any applicable shareholder voting requirement under Florida law and our Articles of Incorporation and By-Laws, we are not asking for a proxy and you are not requested to send one.
     The accompanying Information Statement is for information purposes only and explains the terms of the amendment to our Articles of Incorporation. Please read the accompanying Information Statement carefully.

By Order of the Board of Directors
/s/ SYNNOTT B. DURHAM
Synnott B. Durham
Secretary and Chief Financial Officer

Fort Lauderdale, FL
November 10, 2005

SUNAIR ELECTRONICS, INC.
3005 S.W. THIRD AVENUE
FT. LAUDERDALE, FL 33315
INFORMATION STATEMENT
     This Information Statement is being mailed on or about November 10, 2005 to the shareholders of record of Sunair Electronics, Inc. at the close of business on November 2, 2005. This Information Statement is being sent to you for information purposes only. No action is required on your part.
WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY
     This Information Statement is being furnished to our shareholders to notify you about the adoption of a resolution by the written consent of the holders of a majority of our outstanding shares of common stock. The resolution adopted by such holders gives us the authority to amend our Articles of Incorporation to change our name from “Sunair Electronics, Inc.” to “Sunair Services Corporation.” We will amend Article I of our Articles of Incorporation in its entirety to read as follows:
“ARTICLE I
NAME
     The name of the corporation shall be SUNAIR SERVICES CORPORATION.”
     We are changing our name in order to more accurately reflect the current business activities of our company in its name. With our recent formation of the lawn and pest control services business and the acquisition of Middleton Pest Control, Inc., we no longer operate solely through our traditional high-frequency radio business. The Board of Directors believes that the new name better reflects the nature of our operations, which includes both the lawn and pest control services and high-frequency radio businesses, and will enable us to better implement our business plan. We believe the name change to Sunair Services Corporation further enhances our entry into the lawn and pest control services business and brands us and our subsidiary, Middleton Pest Control, Inc., as a premier provider of pest control and lawn care services. Our high-frequency radio business will continue to operate under the Sunair Communications, Inc. subsidiary. The name change will enable us to foster greater name recognition in the marketplace and allow us to take better advantage of the Sunair name in the marketing of the services provided by us. Accordingly, the Board of Directors has approved the amendment to our Articles of Incorporation to change our name to Sunair Services Corporation.
     Our ticker symbol will remain the same, AMEX:SNR. The currently outstanding stock certificates evidencing shares of our common stock bearing the name “Sunair Electronics, Inc.” will continue to be valid and represent shares of our common stock following the name change. In the future, new certificates will be issued bearing our new name, but this will in no way effect the validity of your current stock certificates.
     Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the amendment to our Articles of Incorporation and the name change will become effective 20 calendar days after the mailing of this Information Statement to our shareholders, at which time we will file the amendment to our Articles of Incorporation with the Secretary of State of Florida. We anticipate that the actions contemplated herein will be effective on or about the close of business on November 30, 2005.
     This Information Statement constitutes notice to our shareholders of corporate action taken by our shareholders without a meeting as required by the Florida Business Corporation Act.
     We will pay the costs of preparing and sending out this Information Statement.

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Voting Information
     As of November 2, 2005, there were 10,186,377 shares of our common stock outstanding. Under Florida law and the provisions of our Articles of Incorporation and By-Laws, the affirmative vote of the holders of a majority of our outstanding shares of our common stock is required to approve the amendment to our Articles of Incorporation. Shareholders who hold 69.2% of our outstanding shares of common stock have executed a written consent approving the amendment to our Articles of Incorporation. This written consent satisfies the shareholder approval requirement for the proposed action.
Security Ownership Of Certain Beneficial Owners And Management
     The following table sets forth, as of November 2, 2005 (or such other date indicated in the footnotes below), the number and percent of shares beneficially owned by the following: (i) each person known to us to own beneficially more than 5 percent of the outstanding shares of our common stock; (ii) each of our current directors; (iii) each of our executive officers who had an annual salary and bonus for 2004 in excess of $100,000, referred to in this information statement as the Named Executive Officers, and our new President and Chief Executive Officer; and (iv) all of our directors and executive officers as a group.

	Number of Shares
	Beneficially	Percent of
Name(1)	Owned(2)	Common Stock
Coconut Palm Capital Investors II, Ltd.
595 South Federal Highway
Suite 600, Boca Raton, FL 33342(3)	14,995,900	74.3%
Michael Brauser
595 S. Federal Highway
Boca Raton, FL 33432(4)	1,200,000	11.1%
Joseph S. DiMartino	0	*
Mario B. Ferrari(5)	14,995,900	74.3%
Arnold Heggestad, Ph.D. (6)	28,000	*
Michael D. Herman	2,056,700	20.2%
James E. Laurent(7)	52,665	*
Steven P. Oppenheim(8)	20,000	*
Richard C. Rochon(5)	14,995,900	74.3%
Charles P. Steinmetz	411,524	4.0%
Henry A. Budde(9)	39,260	*
Synnott B. Durham(10)	33,660	*
John J. Hayes(11)	623,266	5.9%
All directors and executive officers as a group
(11 persons) (12)	18,260,975	89.9%

*	Less than 1%.

(1)	Except as otherwise indicated, the address of each person named in this table is c/o Sunair Electronics, Inc., 3005 S.W. Third Avenue, Fort Lauderdale, Florida 33315.

(2)	In determining the number and percentage of shares beneficially owned by each person, shares that may be acquired by such person pursuant to options or warrants exercisable within 60 days after November 2, 2005 are deemed outstanding for purposes of determining the total number of outstanding shares for such person and are not deemed outstanding for such purpose for all other shareholders. To our knowledge, except as otherwise indicated, beneficial ownership includes sole voting and dispositive power with respect to all shares owned by them.

(3)	Consists of 4,995,900 shares of our common stock and 10,000,000 shares of our common stock underlying warrants issued to Coconut Palm that are immediately exercisable. Coconut Palm has the sole power to dispose of

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13,430,000 shares of common stock beneficially owned by it. Coconut Palm has the sole power to vote, or to direct the vote of, 14,995,900 shares of Common Stock. 1,565,900 of the 14,995,900 shares of our common stock consist of an aggregate of 780,900 shares of common stock and 785,000 shares underlying warrants that are immediately exercisable, which Coconut Palm has the sole power to vote pursuant to proxy agreements that were executed by certain limited partners of Coconut Palm upon their redemption of their limited partnership units for shares of our common stock and warrants to purchase shares of our common stock beneficially owned by Coconut Palm. Richard C. Rochon, Chairman of our Board of Directors, and Mario B. Ferrari, Vice Chairman of our Board of Directors, are the natural persons who exercise voting and investment control over the shares.

(4)	Mr. Brauser acquired such shares upon the redemption of his limited partnership units in Coconut Palm and has granted Coconut Palm the sole power to vote such shares pursuant to a proxy agreement. Includes 600,000 shares underlying warrants that are immediately exercisable.

(5)	Shares consist of all shares beneficially owned by Coconut Palm. Assumes beneficial ownership of such shares is attributed to Messrs. Rochon and Ferrari. Messrs. Rochon and Ferrari disclaim beneficial ownership of these shares.

(6)	Includes 20,000 shares issuable upon exercise of options that are exercisable within 60 days after November 2, 2005.

(7)	Includes 16,660 shares issuable upon exercise of options that are exercisable within 60 days after November 2, 2005.

(8)	Consists of 20,000 shares issuable upon exercise of options that are exercisable within 60 days after November 2, 2005.

(9)	Includes 16,660 shares issuable upon exercise of options that are exercisable within 60 days after November 2, 2005.

(10)	Includes 16,660 shares issuable upon exercise of options that are exercisable within 60 days after November 2, 2005.

(11)	Includes 41,666 shares issuable upon exercise of options that are exercisable within 60 days after November 2, 2005. Also includes 290,800 shares of our common stock and 290,800 shares underlying warrants that Mr. Hayes has the immediate right to acquire as a limited partner of Coconut Palm. Upon his acquisition of the shares that Mr. Hayes has the right to acquire as a limited partner of Coconut Palm, Coconut Palm will have the sole power to vote such shares. Mr. Hayes began serving as our President and Chief Executive Officer in February, 2005.

(12)	Includes 10,131,664 shares issuable upon exercise of options and warrants that are immediately exercisable or are exercisable within 60 days after November 2, 2005.

By Order of the Board of Directors
/s/ SYNNOTT B. DURHAM
Synnott B. Durham
Secretary and Chief Financial Officer

Fort Lauderdale, FL
November 10, 2005

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